UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________
Form 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): June 17, 2020

BEIGENE, LTD.
(Exact Name of Registrant as Specified in Charter)

Cayman Islands	001-37686	98-1209416
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
c/o Mourant Governance Services (Cayman) Limited
94 Solaris Avenue, Camana Bay
Grand Cayman KY1-1108
Cayman Islands
(Address of Principal Executive Offices) (Zip Code)
+1 (345) 949-4123
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 13 Ordinary Shares, par value $0.0001 per share	BGNE	The NASDAQ Global Select Market
Ordinary Shares, par value $0.0001 per share*	06160	The Stock Exchange of Hong Kong Limited
*Included in connection with the registration of the American Depositary Shares with the Securities and Exchange Commission. The ordinary shares are not registered or listed for trading in the United States but are listed for trading on The Stock Exchange of Hong Kong Limited.
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)

Amendment No. 1 to the Second Amended and Restated 2016 Share Option and Incentive Plan

On June 17, 2020, at the 2020 Annual General Meeting of Shareholders (the “Annual Meeting”) of BeiGene, Ltd. (the “Company”), the Company’s shareholders approved Amendment No. 1 (“Amendment No. 1”) to the Second Amended and Restated 2016 Share Option and Incentive Plan (“2016 Plan”) to increase the number of authorized shares available for issuance under the 2016 Plan and to extend the term of the plan through April 13, 2030. Amendment No. 1 increases the aggregate number of shares authorized for issuance under the 2016 Plan by 57,200,000 ordinary shares, or 5.7% of the Company’s outstanding shares as of March 31, 2020, from 159,823,772 ordinary shares (of which 30,859,555 shares were reserved and remained available for issuance as of March 31, 2020) to 217,023,772 ordinary shares.

Additional information about Amendment No. 1 is included in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2020 (the “Proxy Statement”). In addition, the foregoing description of Amendment No. 1 is qualified by reference to Amendment No. 1, a copy of which is filed hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.
On June 17, 2020, the Company held its Annual Meeting. As disclosed in the Proxy Statement, there were 1,007,976,816 ordinary shares entitled to vote at the Annual Meeting as of the record date of April 16, 2020 (the “Record Date”), of which approximately 847,155,816 were held in the name of Citibank, N.A., which issues Company-sponsored American Depositary Receipts evidencing American Depositary Shares (“ADSs”), which, in turn, each represent 13 ordinary shares.
At the Annual Meeting, of the ordinary shares entitled to vote, 854,424,469 ordinary shares, including ordinary shares represented by ADSs, or approximately 84.8% of the outstanding ordinary shares on the Record Date, were present and voted in person or by proxy (including abstentions) for Resolution 1; 854,749,963 ordinary shares, including ordinary shares represented by ADSs, or approximately 84.8% of the outstanding ordinary shares on the Record Date, were present and voted in person or by proxy (including abstentions) for Resolutions 2,3,5,7,8 and 9; 875,073,097 ordinary shares, including ordinary shares represented by ADSs, or approximately 86.8% of the outstanding ordinary shares on the Record Date, were present and voted in person or by proxy (including abstentions) for Resolution 4 and 849,325,963 ordinary shares, including ordinary shares represented by ADSs, or approximately 84.3% of the outstanding ordinary shares on the Record Date, were present and voted in person or by proxy (including abstentions) for Resolution 6. In accordance with the Company’s Fifth Amended and Restated Memorandum and Articles of Association, the quorum required for a general meeting of shareholders at which an ordinary resolution is proposed consists of such shareholders present in person or by proxy who together hold shares carrying the right to at least a simple majority of all votes capable of being exercised on a poll.
The matters set forth below were voted on by the Company’s shareholders as of the Record Date at the Annual Meeting. Detailed descriptions of these matters and the voting procedures applicable to these matters at the Annual Meeting are contained in the Proxy Statement. Set forth below are the total number of shares voted for and against each matter, as well as the total number of abstentions and broker non-votes with respect to each matter.

(1) Ordinary resolution: to re-elect John V. Oyler to serve as a Class I director until the 2023 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
847,434,572	6,268,683	721,214	0

Accordingly, John V. Oyler was re-elected to serve as a Class I director.

(2) Ordinary resolution: to re-elect Timothy Chen to serve as a Class I director until the 2023 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
847,106,054	7,580,066	63,843	0

Accordingly, Timothy Chen was re-elected to serve as a Class I director.

(3) Ordinary resolution: to re-elect Jing-Shyh (Sam) Su to serve as a Class I director until the 2023 annual general meeting of shareholders and until his successor is duly elected and qualified, subject to his earlier resignation or removal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
849,863,170	2,828,150	2,058,643	0

Accordingly, Jing-Shyh (Sam) Su was re-elected to serve as a Class I director.

The proposals for the election of directors related solely to the election of Class I directors nominated by the Board of Directors. The terms of the following directors continued after the Annual Meeting: Donald W. Glazer, Michael Goller, Anthony C. Hooper, Ranjeev Krishana, Thomas Malley, Xiaodong Wang and Qingqing Yi.

(4)  Ordinary resolution: to approve and ratify the selection of Ernst & Young Hua Ming LLP and Ernst & Young as the Company's independent registered public accounting firms for the fiscal year ending December 31, 2020:

Votes For	Votes Against	Abstentions	Broker Non-Votes
874,976,442	11,297	85,358	0

Accordingly, the appointment of Ernst & Young Hua Ming LLP and Ernst & Young as the Company’s independent registered public accounting firms was approved and ratified.

(5)  Ordinary resolution: within the parameters of Rule 13.36 of the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited, to approve the granting of a share issue mandate to the Board of Directors to issue, allot or deal with unissued ordinary shares and/or ADSs not exceeding 20% of the total number of issued ordinary shares of the Company as at the date of passing of such ordinary resolution up to the next annual general meeting of shareholders of the Company (the “General Mandate to Issue Shares”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
811,181,178	43,513,977	54,808	0

Accordingly, the General Mandate to Issue Shares was approved.

(6)  Ordinary resolution: to authorize the Company and its underwriters, in their sole discretion, to allocate to each of Baker Bros. Advisors LP and Hillhouse Capital Management, Ltd. and parties affiliated with each of them (the "Existing Shareholders"), up to a maximum amount of shares in order to maintain the same shareholding percentage of each of the Existing Shareholders (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year (the “Connected Person Placing Authorization I”):

Votes For	Votes Against	Abstentions	Broker Non-Votes
576,920,828	43,896,327	228,508,808	0

Accordingly, the Connected Person Placing Authorization I was approved.

(7)  Ordinary resolution: to authorize the Company and its underwriters, in their sole discretion, to allocate to Amgen Inc. (“Amgen”) up to a maximum amount of shares in order to maintain the same shareholding percentage of Amgen (based on the then-outstanding share capital of the Company) before and after the allocation of the corresponding securities issued pursuant to an offering conducted pursuant to the general mandate set forth above for a period of five years, which period will be subject to an extension on a rolling basis each year (the “Connected Person Placing Authorization II”)

Votes For	Votes Against	Abstentions	Broker Non-Votes
604,181,560	43,874,279	206,694,124	0

Accordingly, the Connected Person Placing Authorization II was approved.

(8)  Ordinary resolution: to approve Amendment No. 1 to the 2016 Plan to increase the number of authorized shares available for issuance by 57,200,000 ordinary shares and to extend the term of the plan through April 13, 2030.

Votes For	Votes Against	Abstentions	Broker Non-Votes
702,859,852	151,831,104	59,007	0

Accordingly, Amendment No. 1 was approved.

(9) Ordinary resolution: to approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement:

Votes For	Votes Against	Abstentions	Broker Non-Votes
820,234,442	32,151,040	2,364,481	0

Accordingly, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, was approved.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Amendment No. 1 to the Second Amended and Restated 2019 Share Option and Incentive Plan
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment No. 1 to the Second Amended and Restated 2019 Share Option and Incentive Plan
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEIGENE, LTD.

Date: June 17, 2020	By:	/s/ Scott A. Samuels
Name: Scott A. Samuels
Title: Senior Vice President, General Counsel